UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2026

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235

Wilmington, Delaware 19801

(Address of principal executive offices)

(425) 365-2933

( Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 27, 2025, Aimfinity Investment Corp. I, a Cayman Islands exempted company (the “Company” or “AIMA”), held an extraordinary general meeting, where the shareholders of the Company approved an amendment to the Company’s fourth amended and restated memorandum and articles of association (the “Charter”) to allow the Company until October 28, 2025 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period (each, a “Monthly Extension”), for a total of up to nine months to July 28, 2026, by depositing into the Company’s trust account (the “Trust Account”) $500 for each one-month extension.

On March 28, 2026 and April 28, 2026, I-Fa Chang, a member and manager of Aimfinity Investment LLC, the sponsor of the Company (the “Sponsor”), deposited $500 into the Trust Account on each date as the Sponsor’s designee. As a result, the deadline for the Company to complete its initial business combination was extended first to April 28, 2026 and then to May 28, 2026 (the “Extensions”). The Extensions are the sixth and seventh of the up to nine Monthly Extensions permitted under the currently effective Charter.

In connection with the Extensions, the Company issued an unsecured promissory note dated May 5, 2026, in the principal amount of up to $2,000 (the “Note”) to Mr. I-Fa Chang, which evidences prior loans made by Mr. Chang and permits additional loans thereunder. As of May 6, 2026, the Company has drawn an aggregate of $1,000 under the Note to fund the Extensions. The Note does not bear interest, except that overdue amounts accrue default interest at the prevailing short-term U.S. Treasury Bill rate, and amounts outstanding thereunder are payable on the earlier of the consummation of the Company’s initial business combination and the Company’s liquidation.

Pursuant to the Note, and a certain exchange agreement, dated April 8, 2025, by and among the Company, Mr. Chang and certain other parties to the Merger Agreement, upon the closing of the Business Combination (as defined below) by and between the Company and Docter Inc., a Delaware corporation, the balance of the Note, unless repaid in part or in full, will automatically be exchanged for such number of PubCo (as defined below) ordinary shares at a conversion price of $10.00 per share. The Note was issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein.

IMPORTANT NOTICES

As disclosed previously on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2023, on October 13, 2023, AIMA entered into that certain Merger Agreement, with Docter, Aimfinity Investment Merger Sub I (the “Purchaser” or “PubCo”), and Aimfinity Investment Merger Sub II, Inc. (the “Merger Sub”), pursuant to which AIMA will complete a business combination (the “Business Combination”) with Docter that involves a reincorporation merger and an acquisition merger.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the proposed transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the proposed transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the proposed business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Docter or AIMA; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks relating to the health monitoring device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners. A further list and description of risks and uncertainties can be found in the prospectus filed with the SEC on April 26, 2022 relating to AIMA’s initial public offering (File No. 333-263874), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2024, filed with the SEC on April 15, 2025 (the “Annual Report”), and in the final prospectus/proxy statement filed with the SEC on March 6, 2025 relating to the proposed transactions (File No. 333-284658) (the “Final Prospectus”), and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AIMA, Docter and their subsidiaries or affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed transactions described herein, Purchaser filed the Final Prospectus with the SEC on March 6, 2025 and AIMA held an extraordinary general meeting on March 27, 2025 where the Business Combination was approved by holders of a requisite number of ordinary shares of AIMA. Shareholders will also be able to obtain a copy of the Final Prospectus without charge from AIMA. The Final Prospectus may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, THE COMPANY AND THE PROPOSED TRANSACTIONS.

Participants in Solicitation

AIMA, Docter, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AIMA’s shareholders in connection with the proposed transactions described herein. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AIMA’s shareholders in connection with the proposed business combination is set forth in the Final Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AIMA or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated May 5, 2026, issued by Aimfinity Investment Corp. I to I-Fa Chang
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: May 6, 2026.	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

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